Exhibit 10.8
Execution Version
TRADEMARK SECURITY AGREEMENT
          This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of May 18, 2011 is entered into between MONEYGRAM INTERNATIONAL, INC., a Delaware corporation (“Grantor”), and BANK OF AMERICA, N.A., as Collateral Agent for the benefit of the Secured Parties (the “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, Grantor has entered into that certain Credit Agreement dated as of even date herewith by and among MoneyGram International, Inc. (“Holdco”), the Borrower, the Administrative Agent and the financial institutions so designated on the Commitment Schedule thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, Grantor has entered into that certain Security Agreement of even date herewith (as amended, restated, amended and restated, modified or supplemented from time to time, the “Security Agreement”) with the Collateral Agent, for the benefit of the Secured Parties, pursuant to which Grantor has granted to the Collateral Agent a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by Grantor’s Trademarks, and all proceeds thereof, to secure the payment of the Secured Obligations;
     WHEREAS, capitalized terms used but not defined herein are used in the manner provided in the Security Agreement and the Credit Agreement, as applicable;
     WHEREAS, Grantor owns the registered and pending Trademarks listed on Schedule 1 annexed hereto; and
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether presently existing or hereafter created or acquired:
(1)	each Trademark, including without limitation, each registered and pending Trademark referred to in Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(2)	all proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement of any Trademark,

including, without limitation, any registered and pending Trademark referred to in Schedule 1 annexed hereto, or (b) injury to the goodwill associated with any Trademark.
     The security interests are granted in furtherance, and not in limitation, of the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.
     This Agreement shall be construed in accordance with and governed by the laws of the State of New York.
     The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the foregoing paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
[Signature Page Follows]

2

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first written above.

MONEYGRAM INTERNATIONAL, INC.
By:	/s/ James E. Shields
	Name:	James E. Shields
	Title:	Executive Vice President and Chief Financial Officer

Acknowledged:

BANK OF AMERICA, N.A., as Collateral Agent for the benefit of the Secured Parties
By:	/s/ Adam Cady
	Name:	Adam Cady
	Title:	Managing Director

[Signature Page to Trademark Security Agreement]

SCHEDULE 1
TRADEMARKS/TRADEMARKS PENDING:

				App/Reg
Trademark	Owner	Country	Status	Number	App/Reg. Date
ACH COMMERCE, LLC	MoneyGram International, Inc.	U.S. Fed.	Registered	3903072	1/11/2011
AGENTCONNECT	MoneyGram International, Inc.	U.S. Fed.	Registered	3269281	7/24/2007
DELTA	MoneyGram International, Inc.	U.S. Fed.	Registered	1886302	3/28/1995
DELTA	MoneyGram International, Inc.	U.S. Fed.	Registered	1827301	3/22/1994
DELTA NETWORK	MoneyGram International, Inc.	U.S. Fed.	Registered	2162480	6/2/1998
DELTA T3	MoneyGram International, Inc.	U.S. Fed.	Registered	2933965	3/15/2005
DELTAWORKS	MoneyGram International, Inc.	U.S. Fed.	Registered	2616732	9/10/2002
DESIGN ONLY	MoneyGram International, Inc.	U.S. Fed.	Pending, ITU	78/838663	3/16/2006
DESIGN ONLY+	MoneyGram International, Inc.	U.S. Fed.	Registered	2554866	4/2/2002
DOLLARPAY	MoneyGram International, Inc.	U.S. Fed.	Registered	2673305	1/7/2003
FLASH ACCESS	MoneyGram International, Inc.	U.S. Fed.	Registered	2624661	9/24/2002
FLASH PAY	MoneyGram International, Inc.	U.S. Fed.	Registered	1964531	3/26/1996
FORMFREE	MoneyGram International, Inc.	U.S. Fed.	Registered	3352492	12/11/2007
HELPING PEOPLE AND BUSINESSES BY DELIVERING AFFORDABLE, RELIABLE AND CONVENIENT FINANCIAL SERVICES	MoneyGram International, Inc.	U.S. Fed.	Registered	3148063	9/26/2006
MONEYGRAM	MoneyGram International, Inc.	U.S. Fed.	Registered	2127954	1/13/1998
MONEYGRAM	MoneyGram International, Inc.	U.S. Fed.	Registered	3367799	1/15/2008
MONEYGRAM INTERNATIONAL	MoneyGram International, Inc.	U.S. Fed.	Registered	3261937	7/10/2007
MONEYGRAM INTERNATIONAL & DESIGN	MoneyGram International, Inc.	U.S. Fed.	Registered	3261998	7/10/2007
MONEYGRAM REWARDS	MoneyGram International, Inc.	U.S. Fed.	Pending, ITU	77/340868	11/30/2007
MONEYSAFE. MONEYFAST. MONEYGRAM.	MoneyGram International, Inc.	U.S. Fed.	Registered	3063763	2/28/2006

				App/Reg
Trademark	Owner	Country	Status	Number	App/Reg. Date
PAYBYSUITE	MoneyGram International, Inc.	U.S. Fed.	Registered	3276899	8/7/2007
POWERED BY MONEYGRAM WEB SERVICES & DEVICE	MoneyGram International, Inc.	U.S. Fed.	Pending, ITU	78/542638	1/5/2005
PRIMELINK	MoneyGram International, Inc.	U.S. Fed.	Registered	2678114	1/21/2003
PRIMELINK	MoneyGram International, Inc.	U.S. Fed.	Registered	2707241	4/15/2003
PRIMELINK PLUS & DESIGN	MoneyGram International, Inc.	U.S. Fed.	Registered	2864883	7/20/2004
PRIMELINKPLUS	MoneyGram International, Inc.	U.S. Fed.	Registered	2541717	12/2/2008
PRIMELINKPLUS & DESIGN	MoneyGram International, Inc.	U.S. Fed.	Registered	2853565	6/15/2005
TRAVELERS EXPRESS	MoneyGram International, Inc.	U.S. Fed.	Registered	1138919	8/19/1980
TRAVELERS EXPRESS & DESIGN	MoneyGram International, Inc.	U.S. Fed.	Registered	1592313	4/17/1990
PRIMELINKPLUS	MoneyGram International, Inc.	U.S. Fed.	Registered	3541717	12/02/2008
THE POWER TO CHANGE THE WAY YOU SEND MONEY	MoneyGram International, Inc.	U.S. Fed	Registered	3716068	11/24/2009
MONEYGRAM REWARDS	MoneyGram International, Inc.	U.S. Fed	Registered	3517922	10/14/2008
THE POWER IS IN YOUR HANDS	MoneyGram International, Inc.	U.S. Fed	Registered	3562059	01/13/2009
PARKINGBRIDGE	MoneyGram International, Inc.	U.S. Fed	Registered	3422602	05/06/2008
PROPERTYBRIDGE	MoneyGram International, Inc.	U.S. Fed	Registered	3422601	05/06/2008
PROPERTYBRIDGE	MoneyGram International, Inc.	U.S. Fed	Registered	3422600	05/06/2008
MATCHTRAC	MoneyGram International, Inc. +	U.S. Fed.	Registered	3353319	12/11/2007
PAYMENT STATION	MoneyGram International, Inc. +	U.S. Fed.	Registered	3506418	12/16/2004
CHOICE IS IN YOUR HANDS	MoneyGram International, Inc.	U.S. Fed.	Pending	77/897,295	12/18/2009
MONEYGRAM XPRESS	MoneyGram International, Inc.	U.S. Fed.	Pending	85/273,666	3/22/2011

+	Due to error in US PTO assignment branch filing, record owner shows as MoneyGram Payment Solutions, Inc. A corrective filing is in process.